                                   SELIGMAN
                                 --------------
                                  Pennsylvania
                                 Municipal Fund


                                 Mid-Year Report
                                  March 31, 1998

                               Providing Income
                              Free From Regular
                                  Income Tax

To the Shareholders

For the six months ended March 31, 1998, Seligman ia Municipal Fund posted a 4.30% total return based on the net asset value of Class A shares. Throughout the period, the US economy's expansion continued unabated and inflation was virtually nonexistent, supporting the lasting rally in the municipal bond market. As a result, the Fund's investment results improved as the portfolio's bond prices appreciated.

The municipal bond market has also benefited from favorable municipal tax receipts and a reduced federal budget deficit. The Federal Reserve Board's decision to maintain current short-term interest rate levels in the period also helped maintain the optimism of municipal market participants. While greater uncertainty regarding the sustainability of the rate of economic growth slightly increased yields in the first calendar quarter of 1998, they remained in a narrow range. Municipal bond issuers took advantage of the market environment and issued a record number of bonds in the first three months of the year, which historically is a slow period for new issuance. The yield on the Bond Buyer 20-Bond General Obligation Index, a benchmark for the municipal bond market, stood at 5.20% on March 31, 1998, having declined from the 5.36% yield on September 30, 1997.

Looking ahead, the ultimate effect of the Asian recession on the US economy remains to be seen. Thus far, the primary effect has been a countering of US inflationary pressures, with the reduced cost of imported goods offsetting the increase in wages caused by the tight US labor market. However, we still anticipate a net slowdown in the rate of economic expansion for the balance of 1998. Nonetheless, while the stock markets may become more volatile as corporate earnings weaken, the outlook for the municipal bond market remains optimistic. A continuation of the positive fundamentals, which characterized the municipal market for the past six months, should support the municipal bond market for the remainder of the year. Further, a decrease in US Treasury bond issuance will likely benefit the municipal bond market, as a reduction in Treasury supply would likely force Treasury yields lower relative to municipal yields.

We thank you for your continued interest in Seligman Pennsylvania Municipal Fund, and look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager and the Fund's portfolio of investments and financial statements follow this letter. The Fund's investment results appear on page 4.

By order of the Trustees,


/s/ William Morris
William C. Morris
Chairman

                                             /s/ Brian T. Zino
                                                 Brian T. Zino
                                                     President
May 1, 1998

Interview With Your Portfolio Manager,
Thomas G. Moles

Q. What economic and market factors influenced Seligman Pennsylvania Municipal Fund in the last six months?

A. Seligman Pennsylvania Municipal Fund ended the first six months of fiscal-year 1998 on a positive note, as declining long-term municipal yields boosted the Fund's net asset value. The rally in the municipal bond market continued throughout the past six months and, by mid-January 1998, positive fundamentals caused long-term municipal yields to fall to the lowest level in 26 years. Soon after, though, the rally stalled due to signs of an increase in the pace of economic growth. Yields rose modestly, but then settled into a narrow trading range for the remainder of the first quarter of 1998. At March 31, long-term municipal yields were a quarter point above the January 1998 lows, but still remained at the lowest level in almost five years.

    Further, in a widely anticipated move, the Federal Reserve Board voted on March 31 to leave the fed funds rate unchanged. Additionally, the minutes of the Fed's February meeting, released on April 2, revealed that the Fed elected to maintain a neutral policy directive, rather than to reinstate a tightening bias. This suggests that the Fed was not overly concerned that economic growth was in imminent danger of exceeding its non-inflationary potential. The Fed's "wait-and-see" posture in the face of robust economic growth suggests that the Fed believes that the impact of the Asian financial crisis could be sufficient to slow the economy and preclude any intervention. Further, while inflation remains

A TEAM APPROACH
Seligman Pennsylvania Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

Seligman Municipals Team: (from left) Audrey Kuchtyak, Theresa Barion, Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)

Interview With Your Portfolio Manager,
Thomas G. Moles

    at such a favorable rate, the risk of waiting is likely minimal.

Q.  What was your investment strategy?

A. The positive interest rate environment prompted a sharp increase in municipal bond issuance. For the first quarter of 1998, total volume rose 70% versus the same period last year. More specifically, municipal bonds issued for refunding purposes surged a dramatic 136%. (Refunding bonds are issued to retire outstanding, higher-coupon debt. Proceeds from the refunding issue are deposited in an escrow account, generally comprised of government obligations, which provides debt service on the refunded bonds.) Seligman Pennsylvania Municipal Fund benefited from the supply situation in two ways: First, municipal bond prices were temporarily depressed by the heavy supply. This presented us with an opportunity to purchase bonds at cheaper levels than would have existed during a period of light supply. Second, as a direct result of the increase in refunding activity, the Fund's portfolio had several bonds refunded. In general, when a municipal bond is refunded, total return performance is improved, and the bond's rating is often upgraded.

    Finally, the current economic expansion, now in its eighth year, has contributed to an improvement in the financial condition of the nation's states, cities, and municipalities. Through in-depth credit analysis, we are able to identify those credits most likely to be upgraded by one or more of the nationally recognized rating agencies. We are, therefore, able to purchase bonds prior to an upgrade when its yield reflects the lower rating. Over the past six months, rating upgrades of portfolio holdings significantly outnumbered rating downgrades.

Q.  What is your outlook?

A. We anticipate a continuation of the positive fundamentals that have characterized the municipal market over the past six months. Going forward, stable long-term interest rates, improving credit trends, and attractive real rates of return bode well for the performance of the municipal bond market. Consequently, we remain optimistic regarding the long-term prospects for Seligman Pennsylvania Municipal Fund.

Performance Overview and Portfolio Summary

INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
For Periods Ended March 31, 1998
                                                                               AVERAGE ANNUAL
                                                              -------------------------------------------------
                                                                                                      CLASS D
                                                                                                       SINCE
                                                    SIX         ONE          FIVE          10        INCEPTION
                                                  MONTHS*      YEAR          YEARS        YEARS       2/1/94
                                                ----------    ------        -------      -------   ------------
CLASS A**
With Sales Charge                                (0.69)%      5.78%          5.30%        7.52%        n/a
Without Sales Charge                              4.30       11.04           6.34         8.04         n/a
CLASS D**
With 1% CDSL                                      2.90        9.05            n/a          n/a         n/a
Without CDSL                                      3.90       10.05            n/a          n/a        4.31%
LEHMAN BROTHERS MUNICIPAL BOND INDEX***           3.89       10.72           6.83         8.34        5.91+



NET ASSET VALUE                                            DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                           For Periods Ended March 31, 1998

             3/31/98        9/30/97       3/31/97                   DIVIDENDS 0      CAPITAL GAIN 0      SEC YIELD 00
            --------       --------      --------                   -----------     ----------------     ------------
CLASS A      $8.04          $7.96         $7.65            CLASS A      $0.177         $0.081              3.76%
CLASS D       8.03           7.95          7.65            CLASS D       0.146          0.081              3.13



HOLDINGS BY MARKET SECTOR++                                MOODY'S/S&P RATINGS++
Revenue Bonds                      76%                     Aaa/AAA                     78%
General Obligation Bonds           24                      Aa/AA                       20
                                                           A/A                         --
                                                           Baa/BBB                      2

WEIGHTED AVERAGE MATURITY          21.3 years

------------------
   *Returns for periods of less than one year are not annualized.
  **Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class D shares are calculated with and without the effect of the 1% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase. A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax.
 ***The Lehman Index is an unmanaged index that does not include any fees or sales charges and does not reflect state-specific bond market performance. Investors cannot invest directly in an index.
   +From 1/31/94.
   0Represents per share amount paid or declared for the six months ended March
    31, 1998.
  00Current yield, representing the annualized yield for the 30-day period ended
    March 31, 1998, has been computed in accordance with SEC regulations and will vary.
  ++Percentages based on market values of long-term holdings at March 31, 1998.


Portfolio of Investments
March 31, 1998


    FACE                                                                                          RATINGS+        MARKET
   AMOUNT                                  MUNICIPAL BONDS                                       MOODY'S/S&P       VALUE
 -----------                             -------------------                                    -------------   ------------
 $1,000,000    Berks County Municipal Authority, PA Hospital Rev. (The Reading
                  Hospital & Medical Center Project), 5.70%  due 10/1/2014..............           Aaa/AAA      $ 1,088,630
  1,000,000    Berks County Municipal Authority, PA Hospital Rev. (The Reading
                  Hospital & Medical Center Project), 6.10%  due 10/1/2023..............           Aaa/AAA        1,093,190
  1,000,000    Bucks County, PA GOs, 5% due 5/1/2017++..................................           Aa2/AA           984,250
  1,000,000    Delaware County Authority, PA (Haverford College Rev.),
                  5 1/2% due 11/15/2023 ................................................           Aaa/AAA        1,023,670
  1,000,000    Delaware County Industrial Development Authority, PA (Philadelphia
                  Suburban Water Company), 6.35% due 8/15/2025*.........................           Aaa/AAA        1,096,220
  1,000,000    Delaware Valley, PA Regional Finance Authority Local Government Rev.,
                  7 3/4% due 7/1/2027...................................................           Aaa/AAA        1,406,660
  1,000,000    Franklin County, PA Industrial Development Authority Hospital Rev.
                  (The Chambersburg Hospital Project), 6 1/4% due 7/1/2022..............           Aaa/AAA        1,096,540
  1,300,000    Lehigh County, PA Industrial Development Authority Pollution Control Rev.
                  (Pennsylvania Power & Light Company Project), 6.15% due 8/1/2029......           Aaa/AAA        1,415,791
  1,500,000    Montgomery County, PA GOs, 5.45% due 9/15/2022 ..........................           Aaa/NR         1,528,680
    500,000    Montgomery County, PA Industrial Development Authority Pollution
                  Control Rev. (Philadelphia Electric Co.), 7.60% due 4/1/2021*.........           Baa2/BBB         543,770
  2,000,000    Pennsylvania Higher Education Assistance Agency Student Loan Rev.,
                  6.40% due 3/1/2022*...................................................           Aaa/AAA        2,076,420
  1,350,000    Pennsylvania Higher Educational Facilities Authority College & University
                  Rev. (University of Pennsylvania), 5.90% due 9/1/2014 ................           Aa2/AA         1,438,398
  2,000,000    Pennsylvania Higher Educational Facilities Authority Rev. (Temple University),
                  6 1/2% due 4/1/2021...................................................           Aaa/AAA        2,151,940
  1,350,000    Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University),
                  5 3/4% due 5/1/2022...................................................           Aaa/AAA        1,427,044
  1,500,000    Pennsylvania Housing Finance Agency (Single Family Mortgage Rev.),
                  5.85% due 4/1/2017*...................................................           Aa2/AA+        1,556,700
  1,350,000    Pennsylvania Housing Finance Agency (Rental Housing Rev.),
                  6 1/2% due 7/1/2023...................................................           Aaa/AAA        1,443,596
  1,500,000    Pennsylvania Intergovernmental Co-Op Authority Special Tax Rev.
                  (Philadelphia Funding Program), 5 1/2% due 6/15/2016..................           Aaa/AAA        1,545,780

------------------
 + Ratings have not been audited by Deloitte & Touche LLP.
++ When-issued security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.


Portfolio of Investments
March 31, 1998


    FACE                                                                                          RATINGS+        MARKET
   AMOUNT                                  MUNICIPAL BONDS                                       MOODY'S/S&P       VALUE
 -----------                             -------------------                                    -------------   ------------
 $1,500,000    Pennsylvania State GOs, 5% due 3/1/2017..................................           Aa3/AA-      $ 1,472,940
  1,250,000    Pennsylvania State Turnpike Commission Rev., 6% due 12/1/2017............           Aaa/AAA        1,347,800
  1,300,000    Philadelphia, PA Airport Rev., 6.10% due 6/15/2025*......................           Aaa/AAA        1,394,445
  1,000,000    Philadelphia, PA Parking Authority Airport Parking Rev., 5 1/2% due 9/1/2018        Aaa/AAA        1,022,080
    450,000    Philadelphia Redevelopment Authority, PA (Home Mortgage Rev.),
                  9% due 6/1/2017.......................................................            NR/AA           484,857
  1,500,000    Pittsburgh, PA Water & Sewer Authority Rev., 5.65% due 9/1/2025..........           Aaa/AAA        1,623,420
                                                                                                                -----------
TOTAL MUNICIPAL BONDS (Cost $28,284,655)--99.2%.......................................................          30,262,821

VARIABLE RATE DEMAND NOTES (Cost $800,000)--2.6%......................................................             800,000

OTHER ASSETS LESS LIABILITIES--(1.8)%.................................................................            (569,771)
                                                                                                                -----------
NET ASSETS--100.0%....................................................................................         $30,493,050
                                                                                                                ===========

------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.


Statement of Assets and Liabilities
March 31, 1998


ASSETS:
Investments, at value:
   Long-term holdings (Cost $28,284,655) .........................        $30,262,821
   Short-term holdings (Cost $800,000) ...........................            800,000            $31,062,821
                                                                          -----------
Cash ................................................................................                 98,065
Interest receivable .................................................................                445,135
Expenses prepaid to shareholder service agent .......................................                  6,096
Other ...............................................................................                  8,539
                                                                                                 -----------
TOTAL ASSETS ........................................................................             31,620,656
                                                                                                 -----------
LIABILITIES:
Payable for securities purchased ....................................................                970,903
Dividends payable ...................................................................                 52,017
Payable for Shares of Beneficial Interest repurchased ...............................                     85
Accrued expenses, taxes, and other ..................................................                104,601
                                                                                                 -----------
TOTAL LIABILITIES ...................................................................              1,127,606
                                                                                                 -----------
NET ASSETS ..........................................................................            $30,493,050
                                                                                                 ===========
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($.001 par value; unlimited shares authorized; 3,792,568 shares outstanding):
   Class A ..........................................................................            $     3,686
   Class D ..........................................................................                    107
Additional paid-in capital ..........................................................             28,335,062
Undistributed net realized gain .....................................................                176,029
Net unrealized appreciation of investments ..........................................              1,978,166
                                                                                                 -----------
NET ASSETS ..........................................................................            $30,493,050
                                                                                                 ===========
NET ASSET VALUE PER SHARE:
CLASS A ($29,633,454 / 3,685,572 shares) ............................................                  $8.04
                                                                                                       =====
CLASS D ($859,596 / 106,996 shares) .................................................                  $8.03
                                                                                                       =====

------------------
See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended March 31, 1998


INVESTMENT INCOME:

INTEREST .....................................................................................         $  859,898

EXPENSES:
Management fee .................................................................      $ 76,993
Distribution and service fees ..................................................        36,176
Shareholder account services ...................................................        27,701
Auditing and legal fees ........................................................        17,471
Shareholder reports and communications .........................................         7,352
Registration ...................................................................         5,088
Trustees' fees and expenses ....................................................         4,092
Custody and related services ...................................................         2,808
Miscellaneous ..................................................................         1,450
                                                                                      --------
TOTAL EXPENSES ...............................................................................            179,131
                                                                                                       ----------
NET INVESTMENT INCOME ........................................................................            680,767

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments ...............................................       181,771
Net change in unrealized appreciation of investments ...........................       453,105
                                                                                      --------
NET GAIN ON INVESTMENTS ......................................................................            634,876
                                                                                                        ---------
INCREASE IN NET ASSETS FROM OPERATIONS .......................................................          $1,315,643
                                                                                                        ==========


------------------
See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                    SIX MONTHS            YEAR
                                                                                      ENDED              ENDED
                                                                                     3/31/98            9/30/97
OPERATIONS:                                                                       -------------       -----------
NET INVESTMENT INCOME ...................................................          $  680,767          $1,430,840
Net realized gain on investments ........................................             181,771             311,880
Net change in unrealized appreciation of investments ....................             453,105             619,185
                                                                                   ----------          ----------
INCREASE IN NET ASSETS FROM OPERATIONS ..................................           1,315,643           2,361,905
                                                                                   ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ..............................................................            (665,574)         (1,399,949)
   Class D ..............................................................             (15,193)            (30,891)
Net realized gain on investments:
   Class A ..............................................................            (305,259)           (378,660)
   Class D ..............................................................              (8,304)            (10,749)
                                                                                   ----------          ----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ...............................            (994,330)         (1,820,249)
                                                                                   ----------          ----------


                                                               SHARES
                                                 ------------------------------------
                                                 SIX MONTHS                 YEAR
TRANSACTIONS IN SHARES OF                           ENDED                  ENDED
BENEFICIAL INTEREST:                               3/31/98                9/30/97
                                                 ---------             --------------
Net proceeds from sale of shares:
   Class A .................................      42,116                  144,416                336,389          1,125,297
   Class D .................................       4,230                    9,028                 34,086             70,043
Shares issued in payment of dividends:
   Class A .................................      42,740                   91,536                342,170            715,104
   Class D .................................       1,454                    2,977                 11,632             23,276
Exchanged from associated Funds:
   Class A .................................       9,996                   54,868                 80,643            427,336
   Class D .................................          --                    3,180                     --             24,302
Shares issued in payment of gain distributions:
   Class A .................................      26,265                   33,111                207,232            258,269
   Class D .................................       1,015                      698                  8,002              5,445
                                                 -------                  -------            -----------        -----------
Total ......................................     127,816                  339,814              1,020,154          2,649,072
                                                 -------                  -------            -----------        -----------
Cost of shares repurchased:
   Class A .................................    (162,478)                (502,058)            (1,304,004)        (3,917,233)
   Class D .................................      (2,345)                 (25,434)               (18,761)          (197,052)
Exchanged into associated Funds:
   Class A .................................     (54,600)                 (23,491)              (433,831)          (183,635)
   Class D .................................          --                       --                     --                 --
                                                 -------                  -------            -----------        -----------
Total ......................................    (219,423)                (550,983)            (1,756,596)        (4,297,920)
                                                 -------                  -------            -----------        -----------
DECREASE IN NET ASSETS FROM TRANSACTIONS
IN SHARES OF BENEFICIAL INTEREST ...........     (91,607)                (211,169)              (736,442)        (1,648,848)
                                                 =======                  =======            -----------        -----------

DECREASE IN NET ASSETS                                                                          (415,129)        (1,107,192)
NET ASSETS:
Beginning of period .............................................................             30,908,179         32,015,371
                                                                                             -----------        -----------
END OF PERIOD ...................................................................            $30,493,050        $30,908,179
                                                                                             ===========        ===========

------------------
See Notes to Financial Statements.

Notes to Financial Statements

1. MULTIPLE CLASSES OF SHARES -- Seligman Pennsylvania Municipal Fund (the "Fund") offers two classes of shares. All shares existing prior to February 1, 1994, the commencement date of Class D shares, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures adopted by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 1998, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1998, amounted to $2,434,145 and $2,259,817, respectively.

Notes to Financial Statements

   At March 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation of investments amounted to $1,978,166.

4. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $1,551 for sales of Class A shares, after commissions of $11,676 paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 1998, fees incurred aggregated $32,018, or 0.21% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible; and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 1998, fees incurred under the Plan amounted to $4,158, or 1% per annum of the average daily net assets of Class D shares.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended March 31, 1998, there were no such charges.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 1998, Seligman Services, Inc. received commissions of $261 for sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $1,937, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $27,701 for shareholder account services.

   Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at March 31, 1998, of $49,253 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

Financial Highlights

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, based on average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.


                                                                                       CLASS A
                                                             -----------------------------------------------------------
                                                                SIX
                                                              MONTHS
                                                               ENDED                YEAR ENDED SEPTEMBER 30,
                                                             -----------------------------------------------------------
                                                               3/31/98     1997      1996      1995       1994      1993
                                                             ----------   -------   -------   -------    -------   -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...................       $7.96     $7.82       $7.79     $7.55      $8.61    $8.02
                                                               -----     -----       -----     -----      -----    -----
Net investment income ..................................        0.18      0.36        0.38      0.38       0.39     0.42
Net realized and unrealized investment gain (loss) .....        0.16      0.24        0.12      0.37      (0.80)    0.71
                                                               -----     -----       -----     -----      -----    -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .........        0.34      0.60        0.50      0.75      (0.41)    1.13
Dividends paid or declared .............................       (0.18)    (0.36)      (0.38)    (0.38)     (0.39)   (0.42)
Distributions from net gain realized ...................       (0.08)    (0.10)      (0.09)    (0.13)     (0.26)   (0.12)
                                                               -----     -----       -----     -----      -----    -----
NET INCREASE (DECREASE) IN NET ASSET VALUE .............        0.08      0.14        0.03      0.24      (1.06)    0.59
                                                               -----     -----       -----     -----      -----    -----
NET ASSET VALUE, END OF PERIOD .........................       $8.04     $7.96       $7.82     $7.79      $7.55    $8.61
                                                               =====     =====       =====     =====      =====    =====
TOTAL RETURN BASED ON NET ASSET VALUE:                          4.30%     7.89%       6.57%    10.55%     (5.00)%  14.71%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........................        1.14%+    1.19%       1.11%     1.21%      1.16%    1.19%
Net investment income to average net assets ............        4.44%+    4.60%       4.82%     5.05%      4.91%    5.14%
Portfolio turnover .....................................        7.58%    32.99%       4.56%    11.78%      7.71%   40.74%
NET ASSETS, END OF PERIOD (000s omitted) ...............      $29,633   $30,092     $31,139   $33,251    $34,943  $41,296


------------------
See footnotes on page 13.

Financial Highlights


                                                                                      CLASS D
                                                           ------------------------------------------------------------
                                                             SIX
                                                            MONTHS          YEAR ENDED SEPTEMBER 30,            2/1/94*
                                                            ENDED       ---------------------------------        TO
                                                            3/31/98      1997         1996          1995        9/30/94
                                                           --------     -------      ------        ------      --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $7.95        $7.81        $7.78         $7.54       $8.37
                                                            -----        -----        -----         -----       -----
Net investment income .................................      0.15         0.30         0.32          0.31        0.22
Net realized and unrealized investment gain (loss) ....      0.16         0.24         0.12          0.37       (0.83)
                                                            -----        -----        -----         -----       -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ........      0.31         0.54         0.44          0.68       (0.61)
Dividends paid or declared ............................     (0.15)       (0.30)       (0.32)        (0.31)      (0.22)
Distributions from net gain realized ..................     (0.08)       (0.10)       (0.09)        (0.13)         --
                                                            -----        -----        -----         -----       -----
NET INCREASE (DECREASE) IN NET ASSET VALUE ............      0.08         0.14         0.03          0.24       (0.83)
                                                            -----        -----        -----         -----       -----
NET ASSET VALUE, END OF PERIOD ........................     $8.03        $7.95        $7.81         $7.78       $7.54
                                                            =====        =====        =====         =====       =====
TOTAL RETURN BASED ON NET ASSET VALUE:                       3.90%        7.07%        5.76%         9.53%      (7.50)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ........................      1.93%+       1.96%        1.88%         2.23%       2.00%+
Net investment income to average net assets ...........      3.65%+       3.83%        4.05%         4.10%       4.20%+
Portfolio turnover ....................................      7.58%       32.99%        4.56%        11.78%       7.71%++
NET ASSETS, END OF PERIOD (000s omitted) ..............       $860         $816         $876          $426         $43

------------------
 * Commencement of offering of Class D shares.
 + Annualized.
++ For the year ended September 30, 1994.
See Notes to Financial Statements.


Report of Independent Auditors

THE TRUSTEES AND SHAREHOLDERS,
SELIGMAN PENNSYLVANIA MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Pennsylvania Municipal Fund as of March 31, 1998, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended September 30, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the Fund's custodian and brokers;
where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Pennsylvania Municipal Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
New York, New York
May 1, 1998

Trustees

JOHN R. GALVIN 2
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

ALICE S. ILCHMAN 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

JOHN E. MEROW
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Trustee, The New York and Presbyterian Hospital

BETSY S. MICHEL 2
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board, J. & W. Seligman & Co.
   Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

JAMES Q. RIORDAN 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
Managing Director, J. & W. Seligman & Co.
   Incorporated
Trustee Emeritus, Colby College

ROBERT L. SHAFER 3
Retired Vice President, Pfizer Inc.

JAMES N. WHITSON 2
Director and Consultant, Sammons Enterprises, Inc.
Director, CommScope, Inc.
Director, C-SPAN

BRIAN T. ZINO 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.

Trustee Emeritus
FRED E. BROWN
Director and Consultant, J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Trustee Nominating Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
Chairman

BRIAN T. ZINO
President

THOMAS G. MOLES
Vice President

LAWRENCE P. VOGEL
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450     Shareholder Services
(212) 682-7600     Outside the
                   Continental
                   United States
(800) 622-4597     24-Hour
                   Automated
                   Telephone
                   Access Service

Glossary of Financial Terms

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about a mutual fund and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-------------
Adapted from the Investment Company Institute's 1997 Mutual Fund Fact Book.

                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Pennsylvania Municipal Fund, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                              TEDPA3 3/98